Schedule of Income Tax (Benefit) Provision Differs from Those Computed Using the Statutory Federal Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Expected provision at statutory federal rate	$ 2,700	$ 665
State tax — net of federal benefit	(6)	18
Foreign income/losses taxed at different rates		9
Other	200	(38)
Change in valuation allowance	(2,902)	(663)
Income tax benefit	$ (8)	$ (9)